SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2004

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 576-6000

(Former name or former address, if changed since last report.)

Item 2.	Acquisition or Disposition of Assets

On January 31, 2004 Radiant Systems, Inc. (“Radiant” or the “Company”) completed the previously announced split-off of its enterprise software business, now known as BlueCube Software, to Erez Goren, the Company’s former Co-Chairman of the Board and Co-Chief Executive Officer. The split-off transaction received the approval of approximately 70% of the disinterested shareholders of Radiant at the special meeting of shareholders held on January 30, 2004. Approval of a majority of the disinterested shareholders was a condition to the closing of the transaction. Pursuant to the terms of the Share Exchange Agreement between Radiant and Mr. Goren, Radiant contributed specified assets and liabilities of the enterprise software business, together with $4.0 million in cash, to the newly formed subsidiary, and then transferred all of the shares of the new company to Erez Goren in exchange for the redemption of 2.0 million shares of common stock of the Company held by Mr. Goren. The shares redeemed represented approximately 7.0% of the Company’s outstanding shares.

The consideration for the transaction was determined based on arms-length negotiations between the special committee of the Company’s board of directors, comprised of three independent directors, and Mr. Goren.

In connection with the split-off, Radiant entered into a Share Exchange Agreement, a Separation Agreement, a Reseller and Services Agreement, a Noncompetition Agreement, a Tax Disaffiliation Agreement, an Employee Benefits Agreement, a Right of First Refusal and Purchase Option Agreement and a Sublease and Facilities Agreement, each of which is filed herewith as an exhibit and is incorporated herein by reference.

A copy of the press release issued by the Company on February 2, 2004 announcing completion of the split-off is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The Company’s unaudited pro forma consolidated financial statements are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(c) Exhibits. The following exhibits are filed with this Report:

Exhibit Number	Exhibit Name

2.1	Share Exchange Agreement, dated October 10, 2003, between Radiant Systems, Inc. and Erez Goren (incorporated by reference from Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 14, 2003)

2.2	Separation Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

10.1	Reseller and Services Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

10.2	Noncompetition Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Erez Goren

10.3	Tax Disaffiliation Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

10.4	Employee Benefits Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

10.5	Right of First Refusal and Purchase Option Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

10.6	Sublease and Facilities Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

99.1	Press Release of Radiant Systems, Inc. (February 2, 2004)

99.2	Pro Forma Unaudited Consolidated Financial Statements of Radiant Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ JOHN H. HEYMAN

John H. Heyman Chief Executive Officer

Dated: February 13, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Name

2.2	Separation Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

10.1	Reseller and Services Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

10.2	Noncompetition Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Erez Goren

10.3	Tax Disaffiliation Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

10.4	Employee Benefits Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

10.5	Right of First Refusal and Purchase Option Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

10.6	Sublease and Facilities Agreement, dated January 31, 2004, between Radiant Systems, Inc. and Wave Enterprise Systems, Inc.

99.1	Press Release of Radiant Systems, Inc. (February 2, 2004)

99.2	Pro Forma Unaudited Consolidated Financial Statements of Radiant Systems, Inc.